Provident Funding

Mortgage Pass-Through Certificates,

Series 2005-2

Marketing Materials

$611,810,422 (Approximate)

Provident Funding Associates, L.P.

Seller and Servicer

Preliminary Term Sheet

Date Prepared: October 26, 2005

Provident Funding Mortgage Pass-Through Certificates,

Series 2005-2

$611,810,422 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx.)(1)	WAL (Yrs) To WAVG Roll or Call/Mat(2)	Pmt Window (Mths) To WAVG Roll or Call/Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
1-A	$110,615,000	1.75 / 3.28	1-30 / 1-360	Variable(3)	Senior	Aaa/AAA
2-A	$302,850,000	2.46 / 3.30	1-54 / 1-360	Variable(3)	Senior	Aaa/AAA
3-A	$152,797,000	Not Offered Hereby			Senior	Aaa/AAA
4-A	$24,747,000				Senior	Aaa/AAA
B-1	$10,400,000				Subordinate	[UR/AA]
B-2	$4,282,000				Subordinate	[UR/A]
B-3	$1,835,000				Subordinate	[UR/BBB]
B-4	$1,835,000				Subordinate	[UR/BB]
B-5	$1,529,000				Subordinate	[UR/B]
B-6	$920,322				Subordinate	[UR/UR]
R	$100				Senior/Residual	Aaa/AAA
Total:	$611,810,422

(1)

The Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates are generally backed by cash flow from the Group I, Group II, Group III and Group IV Mortgage Loans, respectively. The Group I Mortgage Loans are composed of 3/1 adjustable rate Mortgage Loans (and a small portion of 1 year and 2 year adjustable rate Mortgage Loans).  The Group II Mortgage Loans are composed of 5/1 adjustable rate Mortgage Loans.   Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 1-A and Class 2-A Certificates are shown to the Weighted Average Roll Date (as defined herein) and to maturity at the Pricing Prepayment Speed.

(3)

 For every Distribution Date, the Class 1-A and Class 2-A Certificates will have an interest rate equal to the Net WAC of the Group I and Group II Mortgage Loans respectively.

Seller and Servicer:

Provident Funding Associates, L.P. (“Provident Funding”).

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Trustee/Custodian:

Deutsche Bank National Trust Company.

Master Servicer:

Wells Fargo Bank Minnesota, N.A.

Rating Agencies:

Moody’s and S&P will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

October 1, 2005.

Expected Pricing Date:

On or about October [28], 2005.

Closing Date:

On or about November 4, 2005.

Distribution Date:

The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in November 2005.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loan.

Trust Expense Fee Rate:

0.0075% per annum of the principal balance of each Mortgage Loan.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A, Class 3-A and Class 4-A Certificates (collectively, the “Class A Certificates”) and the Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class 1-A and Class 2-A Certificates (the “Offered Certificates”) are being offered hereby.

Accrued Interest:

The Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates settle with accrued interest and the price to be paid by investors for them will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([34] days).

Interest Accrual Period:

The interest accrual period with respect to the Class 1-A, Class 2-A, Class 3-A, Class 4-A, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of a Class of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class [B-2 and Class B-3] Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $611,810,423 (the “Mortgage Loans”).  The Mortgage Loans consist of adjustable rate, first lien residential mortgage loans, substantially all of which have original terms to maturity of 30 years.

The “Group I Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $114,508,188.  The Group I Mortgage Loans are adjustable rate One Year T-Bill, One Year LIBOR or Six Month LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 36 months after the date of origination of each mortgage loan (“3/1 ARM”) (and  small portion of loans with adjustments occurring approximately 12 or 24 months after the date of origination of each mortgage loan).

The “Group II Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $313,509,118.  The Group II Mortgage Loans are adjustable rate One Year T-Bill or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).

The “Group III Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $158,175,026.  The Group III Mortgage Loans are adjustable rate One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 36 months after the date of origination of each mortgage loan (“3/1 ARM”).

The “Group IV Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $25,618,091.  The Group IV Mortgage Loans are adjustable rate One Year T-Bill or One Year LIBOR indexed mortgage loans with initial rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan (“5/1 ARM”).

A certain portion of the Group I, Group II, Group III and Group IV Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first 3 or 5 years of their term, as applicable, and, thereafter, will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over their remaining 27 or 25 year term, as applicable.

On the Closing Date, the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $611,810,423, subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the Closing Date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to a decrease of up to 10% from amounts shown on the front cover hereof.

Weighted Average

Roll Date:

For the Group I Mortgage Loans, the Distribution Date in April 2008.  For the Group II Mortgage Loans, the Distribution Date in April 2010.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.3750%) and the Trust Expense Fee Rate.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.3750%) and the Trust Expense Fee Rate.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially 3.40% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after October 2012, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

November 2005 – October 2012

0% Pro Rata Share

November 2012 – October 2013

30% Pro Rata Share

November 2013 – October 2014

40% Pro Rata Share

November 2014 – October 2015

60% Pro Rata Share

November 2015 – October 2016

80% Pro Rata Share

November 2016 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in November 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal for the Mortgage Loan, regardless of any prepayment percentages.

Allocation of

Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the related Senior Certificates from the respective mortgage loan group until the class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2)

Class A Certificates, concurrently, principal allocable to such Class, generally from funds attributed to the related mortgage group:

i.

Class R and Class 1-A Certificates, sequentially, principal from the related loan group allocable to such class until its certificate principal balance is reduced to zero(1);

ii.

Class 2-A Certificates, principal from the related loan group allocable to such class until its certificate principal balance is reduced to zero(1);

iii.

Class 3-A Certificates, principal from the related loan group allocable to such class until its certificate principal balance is reduced to zero(1);

iv.

Class 4-A Certificates, principal, from the related loan group allocable to such class until its certificate principal balance is reduced to zero(1);

3)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

4)

Class B-1 Certificates, principal allocable to such Class;

5)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

6)

Class B-2 Certificates, principal allocable to such Class;

7)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

8)

 Class B-3 Certificates, principal allocable to such Class;

9)

 Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

10)

 Class R Certificate, any remaining amount.

(1)

Under certain delinquency and loss scenarios (as described in the Prospectus Supplement), principal from one loan group is used to pay the Class A Certificates related to another loan group.

COMPUTATIONAL MATERIALS DISCLAIMER

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein.  This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited.  The Underwriter is acting in its capacity as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously.  You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein.  You are urged to conduct such investigations as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changes in such assumptions may dramatically affect information such as weighted average lives, yields, principal payment periods, etc.  The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.  The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

Yield Tables (%)

Class 1-A to Optional Call/ Weighted Average Roll Date

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-27+	4.913	4.945	4.981	5.021	5.115
WAL (yr)	2.02	1.88	1.75	1.62	1.38
MDUR (yr)	1.87	1.75	1.62	1.51	1.28
First Prin Pay	1	1	1	1	1
Last Prin Pay	30	30	30	30	30

Class 1-A to Maturity Date

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-27+	5.813	5.707	5.616	5.540	5.442
WAL (yr)	5.47	4.15	3.28	2.67	1.88
MDUR (yr)	4.21	3.37	2.76	2.31	1.68
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class 2-A to Optional Call/ Weighted Average Roll Date

Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
98-17+	5.177	5.227	5.283	5.347	5.501
WAL (yr)	3.12	2.77	2.46	2.18	1.71
MDUR (yr)	2.77	2.47	2.20	1.95	1.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	54	54	54	54	54

Class 2-A to Maturity Date
98-17+
Flat Price	15% CPR	20% CPR	25% CPR	30% CPR	40% CPR
	5.654	5.583	5.540	5.527	5.579
WAL (yr)	5.53	4.19	3.30	2.68	1.88
MDUR (yr)	4.28	3.40	2.77	2.31	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Total Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$611,810,423	$34,554	$1,280,930
Average Scheduled Principal Balance	$387,222
Number of Mortgage Loans	1,580

Weighted Average Gross Coupon	4.884%	3.375%	6.125%
Weighted Average FICO Score	746	507	818
Weighted Average Original LTV	70.51%	11.56%	94.99%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	353 months	338 months	359 months
Weighted Average Seasoning	7 months	1 month	22 months

Weighted Average Gross Margin	2.274%	2.250%	3.250%
Weighted Average Minimum Interest Rate	2.274%	2.250%	3.250%
Weighted Average Maximum Interest Rate	10.336%	8.500%	12.125%
Weighted Average Initial Rate Cap	3.626%	2.000%	5.000%
Weighted Average Subsequent Rate Cap	1.993%	1.000%	2.000%
Weighted Average Months to Roll	42 months	7 months	59 months

Maturity Date		Dec. 1, 2033	Sep. 1, 2035
Maximum Zip Code Concentration	1.64%	95014

ARM	100.00%

1/29 6 MO LIBOR	0.33%
2/28 6 MO LIBOR	0.15%
3/1 ONE YEAR T-BILL ARM	0.17%
3/1 YR LIBOR	18.18%
3/1 YR LIBOR IO	25.52%
3/27 6 MO LIBOR	0.22%
5/1 LIBOR IO	39.40%
5/1 YR ONE YEAR T-BILL	4.13%
5/1 YR LIBOR	11.89%

Interest Only	64.93%
Not Interest Only	35.07%

Prepay Penalty: None	100.00%

First Lien	100.00%

Full Documentation	78.65%
No Ratio	0.04%
Stated Documentation	21.31%

Cash Out Refinance	17.94%
Purchase	41.41%
Rate/Term Refinance	40.66%

Condominium	6.27%
PUD	37.68%
Single Family	55.55%
Two-Four Family	0.50%

Investor	0.12%
Primary	98.49%
Second Home	1.39%

Top 5 States:
California	45.19%
Colorado	6.00%
Illinois	5.93%
Arizona	5.09%
Florida	4.00%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	1	$34,554.08	0.01%	5.000%	354	80.00%	775
50,000.01 - 100,000.00	19	1,647,719.85	0.27	5.078	354	65.24	741
100,000.01 - 150,000.00	81	10,404,344.80	1.70	5.018	354	73.00	731
150,000.01 - 200,000.00	163	29,111,237.28	4.76	5.032	354	72.24	743
200,000.01 - 250,000.00	160	35,853,787.97	5.86	5.005	354	71.92	742
250,000.01 - 300,000.00	122	33,501,780.32	5.48	4.994	354	69.70	745
300,000.01 - 350,000.00	118	38,595,403.06	6.31	4.911	353	72.08	741
350,000.01 - 400,000.00	197	74,809,978.30	12.23	4.889	353	70.42	747
400,000.01 - 450,000.00	208	88,822,264.57	14.52	4.827	353	69.73	746
450,000.01 - 500,000.00	172	81,596,255.39	13.34	4.873	353	71.91	745
500,000.01 - 550,000.00	93	48,669,954.53	7.96	4.735	352	71.75	748
550,000.01 - 600,000.00	77	44,412,038.47	7.26	4.866	353	72.18	743
600,000.01 - 650,000.00	88	55,516,828.71	9.07	4.841	353	70.77	742
650,000.01 - 700,000.00	11	7,525,493.62	1.23	4.796	350	68.85	747
700,000.01 - 750,000.00	11	8,112,255.43	1.33	4.841	354	69.14	764
750,000.01 - 800,000.00	12	9,267,473.96	1.51	4.995	353	70.40	763
800,000.01 - 850,000.00	9	7,505,767.60	1.23	4.918	354	68.11	741
850,000.01 - 900,000.00	10	8,804,737.92	1.44	4.772	353	68.13	736
900,000.01 - 950,000.00	7	6,510,042.81	1.06	4.854	354	66.65	772
950,000.01 - 1,000,000.00	20	19,827,573.82	3.24	5.008	354	59.18	757
1,000,000.01 or greater	1	1,280,930.42	0.21	4.500	338	52.94	769
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Current Gross Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
3.000 - 3.499	1	$533,645.65	0.09%	3.375%	342	65.36%	768
3.500 - 3.999	32	14,564,195.45	2.38	3.742	344	65.67	756
4.000 - 4.499	165	70,884,279.93	11.59	4.211	348	70.75	758
4.500 - 4.999	584	233,555,191.30	38.17	4.739	353	70.38	744
5.000 - 5.499	665	248,544,495.20	40.62	5.158	355	71.04	745
5.500 - 5.999	131	42,777,137.54	6.99	5.579	355	69.76	735
6.000 - 6.499	2	951,477.84	0.16	6.034	355	58.04	653
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

FICO	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
500-524	1	$140,924.17	0.02%	4.250%	342	57.55%	507
525-549	1	459,735.05	0.08	3.875	342	80.00	527
550-574	3	1,289,457.01	0.21	4.887	353	70.88	560
575-599	3	490,130.66	0.08	4.868	354	73.01	593
600-624	9	2,548,935.27	0.42	5.126	353	76.01	614
625-649	23	9,581,793.73	1.57	4.826	352	65.07	641
650-674	68	23,126,308.38	3.78	4.911	353	68.31	664
675-699	145	53,256,186.85	8.70	4.956	354	72.17	689
700 or greater	1,327	520,916,951.79	85.14	4.876	353	70.51	758
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Original LTV (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	109	$43,284,581.92	7.07%	4.906%	353	41.35%	751
50.00- 54.99	51	23,833,769.41	3.90	4.845	352	52.58	755
55.00- 59.99	98	37,662,994.32	6.16	4.948	353	57.92	743
60.00- 64.99	124	54,593,563.71	8.92	4.849	353	62.63	745
65.00- 69.99	174	71,141,995.79	11.63	4.859	353	67.46	746
70.00- 74.99	196	74,361,595.89	12.15	4.899	353	72.32	744
75.00- 79.99	354	131,142,435.05	21.44	4.842	353	77.80	744
80.00	445	168,754,970.92	27.58	4.920	354	80.00	746
80.01- 84.99	7	1,599,146.90	0.26	4.835	355	83.38	709
85.00- 89.99	11	2,625,631.26	0.43	5.018	354	87.22	733
90.00- 94.99	11	2,809,737.74	0.46	4.663	354	90.88	743
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Original Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Debt Ratio (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	471	$173,534,335.34	28.36%	4.865%	353	67.82%	749
20.01 -25.00	417	165,558,722.33	27.06	4.861	353	71.37	746
25.01 -30.00	379	154,552,538.58	25.26	4.894	353	71.78	743
30.01 -35.00	218	86,851,967.22	14.20	4.925	353	70.94	743
35.01 -40.00	51	17,576,728.08	2.87	4.902	353	72.72	747
40.01 -45.00	25	7,075,218.57	1.16	5.018	355	71.55	729
45.01 -50.00	9	2,979,938.56	0.49	5.103	355	78.68	741
50.01 -55.00	7	2,753,607.30	0.45	4.892	354	77.34	772
55.01 -60.00	2	672,369.82	0.11	4.742	355	71.18	698
None	1	254,997.11	0.04	6.125	356	80.00	682
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

FRM/ARM	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Product	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1/29 6 MO LIBOR	5	$2,022,763.58	0.33%	4.567%	355	65.68%	742
2/28 6 MO LIBOR	3	914,615.27	0.15	5.860	355	80.00	678
3/1 ONE YEAR T-BILL ARM	6	1,067,653.64	0.17	5.245	355	77.41	728
3/1 YR LIBOR	251	111,197,400.51	18.18	4.428	350	68.39	752
3/1 YR LIBOR IO	436	156,150,900.17	25.52	4.864	355	71.26	741
3/27 6 MO LIBOR	6	1,329,880.73	0.22	5.051	355	77.03	745
5/1 LIBOR IO	637	241,070,689.88	39.40	5.077	354	71.54	744
5/1 YR ONE YEAR T-BILL	61	25,286,641.35	4.13	4.678	349	67.56	758
5/1 YR LIBOR	175	72,769,877.78	11.89	5.043	354	69.59	748
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Interest Only	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	1,073	$397,221,590.05	64.93%	4.994%	354	71.43%	743
Not Interest Only	507	214,588,832.86	35.07	4.681	351	68.82	751
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Lien	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Documentation Type	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	1,248	$481,208,636.33	78.65%	4.848%	353	72.02%	746
No Ratio	1	254,997.11	0.04	6.125	356	80.00	682
Stated Documentation	331	130,346,789.47	21.31	5.014	353	64.93	745
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Loan Purpose	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	318	$109,728,356.44	17.94%	5.070%	354	64.28%	744
Purchase	621	253,327,732.20	41.41	4.895	353	75.57	748
Rate/Term Refinance	641	248,754,334.27	40.66	4.791	352	68.11	744
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Property Type	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	133	$38,373,695.97	6.27%	4.986%	354	74.94%	750
PUD	586	230,502,109.05	37.68	4.877	353	71.47	744
Single Family	851	339,870,605.23	55.55	4.873	353	69.40	746
Two-Four Family	10	3,064,012.66	0.50	5.321	353	66.08	723
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Occupancy Status	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	4	$733,801.80	0.12%	5.330%	355	72.26%	758
Primary	1,548	602,573,663.00	98.49	4.883	353	70.51	745
Second Home	28	8,502,958.11	1.39	4.947	351	70.59	771
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

State	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	4	$1,580,535.05	0.26%	4.538%	351	77.41%	683
Arizona	95	31,168,186.97	5.09	4.933	353	70.76	747
Arkansas	1	150,000.00	0.02	5.125	354	47.47	793
California	598	276,506,219.96	45.19	4.878	353	69.85	748
Colorado	114	36,685,986.14	6.00	4.844	353	70.78	750
Connecticut	36	15,140,332.79	2.47	4.928	353	66.21	728
Delaware	1	459,932.74	0.08	4.750	355	80.00	719
Florida	79	24,459,454.70	4.00	5.001	354	72.19	738
Georgia	62	21,009,801.71	3.43	4.765	353	73.58	756
Idaho	3	2,101,131.25	0.34	4.520	342	63.50	758
Illinois	92	36,293,181.56	5.93	4.772	352	69.12	746
Indiana	6	1,709,308.83	0.28	4.890	355	67.89	730
Kansas	1	650,000.00	0.11	4.750	356	59.09	738
Kentucky	4	1,624,055.77	0.27	4.673	351	70.45	734
Louisiana	3	789,430.16	0.13	4.742	354	79.35	764
Maryland	28	11,057,100.53	1.81	4.796	354	73.70	745
Massachusetts	40	15,547,234.27	2.54	4.948	353	69.34	745
Michigan	27	8,927,004.49	1.46	4.951	354	74.19	725
Minnesota	29	9,395,362.43	1.54	5.024	354	70.38	748
Missouri	7	2,220,677.53	0.36	4.704	354	77.09	765
Montana	2	963,066.88	0.16	5.072	351	76.44	717
Nevada	36	11,220,582.61	1.83	5.028	354	70.70	741
New Jersey	5	1,746,639.16	0.29	4.378	351	70.50	758
New Mexico	2	472,197.62	0.08	5.236	355	61.73	756
North Carolina	26	7,754,107.62	1.27	4.819	353	70.06	758
Ohio	26	7,550,486.26	1.23	4.870	353	73.81	725
Oklahoma	2	654,693.54	0.11	5.060	355	82.93	707
Oregon	31	10,957,985.69	1.79	4.865	354	70.45	733
Pennsylvania	18	5,361,815.88	0.88	4.956	354	74.75	735
Rhode Island	5	1,163,366.75	0.19	5.190	352	76.00	744
South Carolina	9	2,230,217.67	0.36	4.599	354	78.09	741
Tennessee	8	2,248,234.55	0.37	4.935	355	66.17	688
Texas	21	8,727,802.69	1.43	4.800	354	67.75	739
Utah	64	17,942,784.86	2.93	5.003	353	71.77	742
Virginia	42	17,175,575.03	2.81	4.897	355	74.14	747
Washington	49	16,640,023.17	2.72	5.042	353	70.61	746
Wisconsin	4	1,525,906.05	0.25	5.079	355	65.12	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Gross Margin (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,505	$583,435,393.23	95.36%	4.890%	353	70.61%	745
2.500 - 2.999	68	26,763,704.33	4.37	4.706	350	68.00	756
3.000 - 3.499	7	1,611,325.35	0.26	5.680	355	77.76	698
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	1,505	$583,435,393.23	95.36%	4.890%	353	70.61%	745
2.500 - 2.999	68	26,763,704.33	4.37	4.706	350	68.00	756
3.000 - 3.499	7	1,611,325.35	0.26	5.680	355	77.76	698
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
8.500 - 8.999	6	$2,535,305.56	0.41%	3.772%	342	70.43%	711
9.000 - 9.499	43	18,628,628.44	3.04	4.173	344	71.07	756
9.500 - 9.999	270	111,277,632.02	18.19	4.689	352	70.03	747
10.000 -10.499	585	234,415,614.32	38.32	4.953	353	71.06	750
10.500 -10.999	438	167,466,552.36	27.37	4.867	354	69.96	743
11.000 -11.499	204	67,614,658.75	11.05	5.145	355	70.41	735
11.500 -11.999	33	9,617,034.35	1.57	5.571	355	71.93	724
12.000 -12.499	1	254,997.11	0.04	6.125	356	80.00	682
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000	744	$279,743,042.18	45.72%	4.700%	353	70.26%	745
3.000	3	587,958.23	0.10	5.375	356	71.34	751
5.000	833	331,479,422.50	54.18	5.038	354	70.72	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	14	$4,267,259.58	0.70%	4.995%	355	72.29%	729
2.000	1,566	607,543,163.33	99.30	4.883	353	70.50	746
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Next Rate Change Date	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/06	5	$2,022,763.58	0.33%	4.567%	355	65.68%	742
04/01/07	19	8,962,871.84	1.46	3.829	343	67.26	761
05/01/07	1	525,210.65	0.09	3.500	343	80.00	766
06/01/07	4	852,700.62	0.14	4.960	351	69.75	691
07/01/07	20	7,735,134.21	1.26	4.392	345	72.09	773
08/01/07	23	11,058,324.94	1.81	4.479	346	72.89	752
09/01/07	19	7,383,604.23	1.21	4.469	347	71.39	753
10/01/07	25	11,440,684.33	1.87	4.242	348	65.23	758
11/01/07	43	19,849,013.63	3.24	4.204	349	68.60	751
12/01/07	20	7,529,179.45	1.23	4.343	350	66.57	756
01/01/08	2	1,551,514.08	0.25	4.920	351	57.65	666
02/01/08	1	210,000.00	0.03	5.125	352	75.00	654
03/01/08	10	3,166,433.15	0.52	4.798	353	58.49	733
04/01/08	245	100,996,880.02	16.51	4.735	354	70.85	743
05/01/08	209	68,045,035.82	11.12	4.966	355	71.69	741
06/01/08	61	21,353,863.35	3.49	5.059	356	68.43	742
12/01/08	1	1,280,930.42	0.21	4.500	338	52.94	769
04/01/09	51	21,205,294.82	3.47	4.218	342	69.30	751
05/01/09	2	924,000.00	0.15	4.186	343	72.14	743
08/01/09	2	864,314.87	0.14	5.432	346	71.19	690
10/01/09	1	199,999.58	0.03	4.750	348	62.11	728
11/01/09	1	138,969.90	0.02	5.000	349	62.68	760
12/01/09	1	255,948.13	0.04	4.750	350	80.00	571
01/01/10	2	581,053.61	0.09	4.854	351	79.34	679
02/01/10	7	2,858,808.11	0.47	4.838	352	67.02	730
03/01/10	99	37,682,028.72	6.16	4.984	353	69.45	746
04/01/10	323	119,233,747.06	19.49	5.040	354	70.67	744
05/01/10	278	108,022,012.08	17.66	5.219	355	71.20	746
06/01/10	95	41,484,991.92	6.78	5.100	356	72.62	752
07/01/10	6	2,460,579.20	0.40	4.934	357	72.19	734
08/01/10	2	925,070.51	0.15	5.260	358	78.56	763
09/01/10	2	1,009,460.08	0.16	4.948	359	75.01	769
Total	1,580	$611,810,422.91	100.00%	4.884%	353	70.51%	746

Group I Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$114,508,188	$67,200	$1,000,000
Average Scheduled Principal Balance	$382,971
Number of Mortgage Loans	299

Weighted Average Gross Coupon	4.771%	4.000%	6.125%
Weighted Average FICO Score	741	559	813
Weighted Average Original LTV	70.06%	23.00%	91.35%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	354 months	346 months	356 months
Weighted Average Seasoning	6 months	4 months	14 months

Weighted Average Gross Margin	2.269%	2.250%	3.250%
Weighted Average Minimum Interest Rate	2.269%	2.250%	3.250%
Weighted Average Maximum Interest Rate	10.769%	9.500%	12.125%
Weighted Average Initial Rate Cap	2.005%	2.000%	3.000%
Weighted Average Subsequent Rate Cap	1.963%	1.000%	2.000%
Weighted Average Months to Roll	30 months	7 months	32 months

Maturity Date		Aug. 1, 2034	Jun. 1, 2035
Maximum Zip Code Concentration	2.24%	95070

ARM	100.00%

1/29 6 MO LIBOR	1.77%
2/28 6 MO LIBOR	0.80%
3/1 ONE YEAR T-BILL ARM	0.93%
3/1 YR LIBOR	23.73%
3/1 YR LIBOR IO	71.61%
3/27 6 MO LIBOR	1.16%

Interest Only	71.61%
Not Interest Only	28.39%

Prepay Penalty: None	100.00%

First Lien	100.00%

Full Documentation	78.41%
No Ratio	0.22%
Stated Documentation	21.36%

Cash Out Refinance	18.35%
Purchase	37.55%
Rate/Term Refinance	44.10%

Condominium	5.92%
PUD	40.18%
Single Family	52.84%
Two-Four Family	1.06%

Investor	0.33%
Primary	99.04%
Second Home	0.63%

Top 5 States:
California	50.32%
Colorado	6.04%
Arizona	5.12%
Massachusetts	4.03%
Illinois	3.58%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	6	$510,207.32	0.45%	5.018%	353	62.70%	713
50,000.01 - 100,000.00	19	2,507,457.45	2.19	4.897	354	73.67	734
150,000.01 - 200,000.00	38	6,809,611.62	5.95	4.922	354	71.65	742
200,000.01 - 250,000.00	38	8,589,554.37	7.50	4.846	354	72.03	739
250,000.01 - 300,000.00	24	6,539,156.81	5.71	4.939	354	69.86	737
300,000.01 - 350,000.00	23	7,509,308.97	6.56	4.765	354	73.22	744
350,000.01 - 400,000.00	32	11,982,182.52	10.46	4.806	354	70.04	749
400,000.01 - 450,000.00	22	9,513,896.85	8.31	4.716	354	71.49	741
450,000.01 - 500,000.00	30	14,145,254.48	12.35	4.693	354	72.42	732
500,000.01 - 550,000.00	10	5,243,612.74	4.58	4.977	353	71.01	740
550,000.01 - 600,000.00	13	7,471,257.95	6.52	4.701	353	77.99	740
600,000.01 - 650,000.00	20	12,566,880.88	10.97	4.706	354	69.57	743
650,000.01 - 700,000.00	1	693,000.00	0.61	4.500	354	70.00	746
700,000.01 - 750,000.00	2	1,479,241.46	1.29	4.563	354	60.37	729
750,000.01 - 800,000.00	3	2,305,250.00	2.01	4.870	354	63.07	737
800,000.01 - 850,000.00	3	2,463,344.98	2.15	4.625	354	69.36	735
850,000.01 - 900,000.00	4	3,521,482.52	3.08	4.531	354	63.25	702
900,000.01 - 950,000.00	5	4,690,842.81	4.10	4.676	354	61.47	767
950,000.01 - 1,000,000.00	6	5,966,644.48	5.21	4.813	354	59.36	753
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Current Gross Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.000 - 4.499	27	$10,304,431.29	9.00%	4.281%	354	73.22%	742
4.500 - 4.999	177	75,842,031.78	66.23	4.690	354	69.32	744
5.000 - 5.499	82	25,062,685.08	21.89	5.106	354	70.11	735
5.500 - 5.999	12	3,044,042.95	2.66	5.591	355	76.58	711
6.000 - 6.499	1	254,997.11	0.22	6.125	356	80.00	682
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

FICO	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
550-574	1	$650,000.00	0.57%	4.875%	354	61.90%	559
575-599	2	327,380.97	0.29	4.926	354	69.54	595
600-624	2	402,718.50	0.35	5.081	354	85.33	619
625-649	6	2,857,181.79	2.50	4.603	353	60.18	645
650-674	17	5,866,370.31	5.12	4.910	353	64.54	666
675-699	27	10,886,493.88	9.51	4.900	354	70.62	689
700 or greater	244	93,518,042.76	81.67	4.750	354	70.64	757
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Original LTV (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	25	$9,266,473.54	8.09%	4.818%	354	41.95%	743
50.00- 54.99	10	5,802,244.12	5.07	4.718	354	53.05	740
55.00- 59.99	16	6,786,740.65	5.93	4.858	354	58.13	745
60.00- 64.99	22	10,114,714.96	8.83	4.713	354	62.63	727
65.00- 69.99	28	11,780,201.51	10.29	4.765	354	67.23	741
70.00- 74.99	30	12,109,081.55	10.57	4.798	354	71.88	745
75.00- 79.99	82	28,932,904.64	25.27	4.768	354	77.55	744
80.00	79	28,252,180.55	24.67	4.765	354	80.00	739
85.00- 89.99	4	666,510.62	0.58	5.099	354	89.25	674
90.00- 94.99	3	797,136.07	0.70	4.348	355	90.29	779
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Original Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Debt Ratio (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	92	$34,162,657.20	29.83%	4.776%	354	67.03%	743
20.01 -25.00	75	31,759,742.26	27.74	4.719	354	71.77	743
25.01 -30.00	72	27,492,543.87	24.01	4.751	354	71.37	740
30.01 -35.00	39	15,732,193.65	13.74	4.792	354	70.83	738
35.01 -40.00	14	3,317,381.98	2.90	5.025	355	67.55	717
40.01 -45.00	3	689,341.93	0.60	5.077	354	73.23	711
45.01 -50.00	2	550,830.21	0.48	5.078	355	77.98	720
50.01 -55.00	1	548,500.00	0.48	5.125	355	70.77	734
None	1	254,997.11	0.22	6.125	356	80.00	682
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

FRM/ARM	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Product	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1/29 6 MO LIBOR	5	$2,022,763.58	1.77%	4.567%	355	65.68%	742
2/28 6 MO LIBOR	3	914,615.27	0.80	5.860	355	80.00	678
3/1 ONE YEAR T-BILL ARM	6	1,067,653.64	0.93	5.245	355	77.41	728
3/1 YR LIBOR	59	27,168,382.84	23.73	4.718	354	66.82	743
3/1 YR LIBOR IO	220	82,004,892.15	71.61	4.771	354	70.92	741
3/27 6 MO LIBOR	6	1,329,880.73	1.16	5.051	355	77.03	745
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Interest Only	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	220	$82,004,892.15	71.61%	4.771%	354	70.92%	741
Not Interest Only	79	32,503,296.06	28.39	4.772	354	67.89	741
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Lien	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Documentation Type	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	240	$89,791,180.99	78.41%	4.736%	354	71.79%	742
No Ratio	1	254,997.11	0.22	6.125	356	80.00	682
Stated Documentation	58	24,462,010.11	21.36	4.885	354	63.60	736
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Loan Purpose	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	68	$21,014,742.20	18.35%	4.894%	354	65.09%	749
Purchase	94	42,997,335.51	37.55	4.716	354	75.59	742
Rate/Term Refinance	137	50,496,110.50	44.10	4.767	354	67.42	736
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Property Type	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	28	$6,783,292.67	5.92%	4.814%	354	77.24%	738
PUD	109	46,006,592.88	40.18	4.696	354	70.86	740
Single Family	159	60,508,754.97	52.84	4.810	354	68.79	742
Two-Four Family	3	1,209,547.69	1.06	5.451	355	62.78	722
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Occupancy Status	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	2	$379,279.59	0.33%	5.500%	355	73.48%	747
Primary	294	113,409,068.50	99.04	4.767	354	70.06	740
Second Home	3	719,840.12	0.63	5.057	355	67.69	769
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

State	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Arizona	20	$5,859,131.10	5.12%	4.801%	354	74.55%	741
Arkansas	1	150,000.00	0.13	5.125	354	47.47	793
California	120	57,618,867.24	50.32	4.744	354	69.63	748
Colorado	20	6,911,409.27	6.04	4.732	354	71.39	744
Connecticut	5	1,989,880.13	1.74	4.802	353	56.67	688
Delaware	1	459,932.74	0.40	4.750	355	80.00	719
Florida	10	3,022,622.88	2.64	4.734	354	75.08	728
Georgia	9	3,020,319.29	2.64	4.596	354	66.55	751
Illinois	13	4,102,782.87	3.58	4.859	355	71.75	744
Indiana	1	468,893.03	0.41	4.625	354	59.01	720
Kentucky	1	202,161.58	0.18	5.000	355	78.15	663
Louisiana	1	315,000.00	0.28	4.750	354	78.36	795
Maryland	4	1,593,276.77	1.39	4.865	354	77.07	731
Massachusetts	13	4,611,102.62	4.03	5.050	355	69.74	747
Michigan	12	3,398,658.06	2.97	4.921	354	74.74	731
Minnesota	8	2,409,702.89	2.10	5.055	354	73.54	732
Missouri	2	453,400.00	0.40	4.305	354	79.91	756
Nevada	5	1,237,459.17	1.08	5.049	354	65.70	707
New Mexico	1	223,197.62	0.19	5.500	356	80.00	729
North Carolina	2	947,000.00	0.83	4.760	355	68.90	765
Ohio	8	3,081,323.96	2.69	4.744	353	72.00	718
Oklahoma	1	169,000.00	0.15	4.875	354	91.35	755
Oregon	6	2,180,145.35	1.90	4.625	354	62.52	700
Pennsylvania	2	505,555.53	0.44	5.046	354	80.00	706
Rhode Island	1	200,000.00	0.17	4.875	354	77.82	762
South Carolina	3	939,476.45	0.82	4.417	354	82.87	749
Tennessee	3	1,093,986.44	0.96	4.868	354	62.31	618
Texas	4	2,474,617.87	2.16	4.596	354	52.96	732
Utah	13	2,312,636.45	2.02	4.828	354	77.05	744
Virginia	6	1,904,358.63	1.66	4.617	354	63.20	764
Washington	3	652,290.27	0.57	4.750	354	78.86	702
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Gross Margin (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	286	$111,829,209.22	97.66%	4.754%	354	69.88%	741
2.500 - 2.999	6	1,067,653.64	0.93	5.245	355	77.41	728
3.000 - 3.499	7	1,611,325.35	1.41	5.680	355	77.76	698
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	286	$111,829,209.22	97.66%	4.754%	354	69.88%	741
2.500 - 2.999	6	1,067,653.64	0.93	5.245	355	77.41	728
3.000 - 3.499	7	1,611,325.35	1.41	5.680	355	77.76	698
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.500 - 9.999	1	$212,952.20	0.19%	4.500%	356	80.00%	767
10.000 -10.499	27	10,304,431.29	9.00	4.281	354	73.22	742
10.500 -10.999	176	75,629,079.58	66.05	4.690	354	69.29	744
11.000 -11.499	82	25,062,685.08	21.89	5.106	354	70.11	735
11.500 -11.999	12	3,044,042.95	2.66	5.591	355	76.58	711
12.000 -12.499	1	254,997.11	0.22	6.125	356	80.00	682
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000	296	$113,920,229.98	99.49%	4.768%	354	70.05%	741
3.000	3	587,958.23	0.51	5.375	356	71.34	751
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
1.000	14	$4,267,259.58	3.73%	4.995%	355	72.29%	729
2.000	285	110,240,928.63	96.27	4.763	354	69.97	741
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Next Rate Change Date	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
05/01/06	5	$2,022,763.58	1.77%	4.567%	355	65.68%	742
04/01/07	1	452,304.30	0.39	5.875	354	80.00	652
06/01/07	2	462,310.97	0.40	5.845	356	80.00	703
08/01/07	1	506,673.61	0.44	4.750	346	80.00	781
11/01/07	2	735,927.22	0.64	4.375	349	79.87	651
12/01/07	4	899,702.94	0.79	4.484	350	70.30	682
01/01/08	2	1,551,514.08	1.35	4.920	351	57.65	666
02/01/08	1	210,000.00	0.18	5.125	352	75.00	654
03/01/08	10	3,166,433.15	2.77	4.798	353	58.49	733
04/01/08	220	90,743,902.45	79.25	4.726	354	70.33	743
05/01/08	28	8,092,377.05	7.07	5.038	355	72.38	741
06/01/08	23	5,664,278.86	4.95	5.046	356	69.77	750
Total	299	$114,508,188.21	100.00%	4.771%	354	70.06%	741

Group II Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$313,509,118	$78,834	$1,000,000
Average Scheduled Principal Balance	$388,487
Number of Mortgage Loans	807

Weighted Average Gross Coupon	5.101%	4.000%	6.000%
Weighted Average FICO Score	745	555	818
Weighted Average Original LTV	70.96%	17.74%	91.91%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	354 months	346 months	359 months
Weighted Average Seasoning	6 months	1 months	14 months

Weighted Average Gross Margin	2.270%	2.250%	2.750%
Weighted Average Minimum Interest Rate	2.270%	2.250%	2.750%
Weighted Average Maximum Interest Rate	10.106%	9.000%	11.500%
Weighted Average Initial Rate Cap	4.948%	2.000%	5.000%
Weighted Average Subsequent Rate Cap	2.000%	2.000%	2.000%
Weighted Average Months to Roll	54 months	46 months	59 months

Maturity Date		Aug. 1, 2034	Sep. 1, 2035
Maximum Zip Code Concentration	1.00%	94555

ARM	100.00%

5/1 LIBOR IO	73.80%
5/1 YR ONE YEAR T-BILL	4.16%
5/1 YR LIBOR	22.04%

Interest Only	73.80%
Not Interest Only	26.20%

Prepay Penalty: None	100.00%

First Lien	100.00%

Full Documentation	76.28%
Stated Documentation	23.72%

Cash Out Refinance	19.02%
Purchase	46.71%
Rate/Term Refinance	34.27%

Condominium	7.25%
PUD	38.22%
Single Family	54.17%
Two-Four Family	0.36%

Investor	0.11%
Primary	98.44%
Second Home	1.44%

Top 5 States:
California	43.22%
Colorado	5.90%
Florida	5.72%
Arizona	5.46%
Illinois	4.81%

Current Principal Balance ($)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 - 50,000.00	6	$551,258.84	0.18%	5.382%	355	73.61%	764
50,000.01 - 100,000.00	44	5,611,810.49	1.79	5.137	354	72.78	736
150,000.01 - 200,000.00	80	14,302,293.96	4.56	5.157	354	71.64	740
200,000.01 - 250,000.00	84	18,781,885.29	5.99	5.150	354	71.91	744
250,000.01 - 300,000.00	68	18,717,987.47	5.97	5.087	354	71.45	746
300,000.01 - 350,000.00	52	16,872,493.57	5.38	5.174	354	71.09	745
350,000.01 - 400,000.00	95	36,435,297.24	11.62	5.131	354	70.09	748
400,000.01 - 450,000.00	107	45,622,774.89	14.55	5.083	355	70.72	742
450,000.01 - 500,000.00	98	46,549,074.74	14.85	5.071	355	72.41	747
500,000.01 - 550,000.00	46	24,118,748.54	7.69	5.019	355	72.57	743
550,000.01 - 600,000.00	45	26,025,295.44	8.30	5.073	355	70.65	744
600,000.01 - 650,000.00	43	27,230,392.46	8.69	5.067	355	71.10	740
650,000.01 - 700,000.00	6	4,103,281.58	1.31	5.375	354	66.76	728
700,000.01 - 750,000.00	6	4,445,221.08	1.42	5.062	355	70.87	776
750,000.01 - 800,000.00	6	4,625,579.11	1.48	5.231	354	77.45	775
800,000.01 - 850,000.00	5	4,196,719.65	1.34	5.074	354	64.98	738
850,000.01 - 900,000.00	4	3,513,711.64	1.12	5.029	355	72.14	753
900,000.01 - 950,000.00	1	907,200.00	0.29	5.250	355	80.00	784
950,000.01 - 1,000,000.00	11	10,898,091.87	3.48	5.126	355	60.85	762
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Current Gross Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
4.000 - 4.499	7	$2,628,023.84	0.84%	4.171%	355	75.80%	757
4.500 - 4.999	234	94,422,214.38	30.12	4.822	354	71.17	744
5.000 - 5.499	466	182,309,265.55	58.15	5.167	355	71.22	748
5.500 - 5.999	99	33,453,133.36	10.67	5.581	355	69.00	738
6.000 - 6.499	1	696,480.73	0.22	6.000	355	50.00	643
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

FICO	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
550-574	2	$639,457.01	0.20%	4.900%	352	80.00%	561
600-624	5	1,777,618.06	0.57	5.234	353	72.67	612
625-649	10	4,313,960.10	1.38	5.165	354	70.46	640
650-674	31	10,121,740.00	3.23	5.129	354	70.48	663
675-699	74	25,856,961.50	8.25	5.084	355	73.69	689
700 or greater	685	270,799,381.19	86.38	5.100	355	70.69	757
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Original LTV (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01- 49.99	54	$21,948,278.97	7.00%	5.157%	354	41.62%	758
50.00- 54.99	20	8,529,831.41	2.72	5.236	355	52.46	749
55.00- 59.99	53	20,380,509.54	6.50	5.180	354	58.03	745
60.00- 64.99	60	26,354,387.90	8.41	5.074	354	62.52	742
65.00- 69.99	89	36,454,390.92	11.63	5.109	354	67.61	746
70.00- 74.99	99	37,826,146.23	12.07	5.118	354	72.57	747
75.00- 79.99	172	62,576,234.29	19.96	5.064	354	77.84	741
80.00	249	96,501,661.59	30.78	5.084	355	80.00	745
80.01- 84.99	4	950,207.75	0.30	4.943	355	83.50	725
85.00- 89.99	3	964,653.15	0.31	5.107	355	85.48	754
90.00- 94.99	4	1,022,816.11	0.33	4.867	355	90.23	748
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Original Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
360	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
301-360	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Debt Ratio (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
0.01 -20.00	241	$86,512,977.75	27.60%	5.085%	354	68.66%	746
20.01 -25.00	218	84,763,224.11	27.04	5.104	355	71.38	746
25.01 -30.00	202	82,752,923.11	26.40	5.098	355	72.08	743
30.01 -35.00	114	46,807,783.58	14.93	5.116	354	71.50	747
35.01 -40.00	20	7,735,426.60	2.47	5.150	355	73.21	754
40.01 -45.00	5	2,025,571.46	0.65	5.145	356	72.91	724
45.01 -50.00	2	1,106,858.66	0.35	5.250	356	80.00	753
50.01 -55.00	4	1,544,520.59	0.49	4.989	354	78.54	777
55.01 -60.00	1	259,832.00	0.08	5.125	354	80.00	631
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

FRM/ARM	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
ARM	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Product	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
5/1 LIBOR IO	613	$231,378,396.54	73.80%	5.110%	354	71.47%	744
5/1 YR ONE YEAR T-BILL	34	13,039,346.39	4.16	5.123	356	70.55	751
5/1 YR LIBOR	160	69,091,374.93	22.04	5.066	354	69.33	748
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Interest Only	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Interest Only	613	$231,378,396.54	73.80%	5.110%	354	71.47%	744
Not Interest Only	194	82,130,721.32	26.20	5.075	355	69.52	749
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
None	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Lien	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
First Lien	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Documentation Type	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Full Documentation	617	$239,134,406.87	76.28%	5.080%	355	72.70%	744
Stated Documentation	190	74,374,710.99	23.72	5.166	354	65.37	749
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Loan Purpose	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Cash Out Refinance	163	$59,640,457.13	19.02%	5.198%	354	64.61%	745
Purchase	365	146,424,982.51	46.71	5.067	355	75.40	748
Rate/Term Refinance	279	107,443,678.22	34.27	5.092	354	68.42	742
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Property Type	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Condominium	76	$22,741,195.15	7.25%	5.126%	354	74.57%	752
PUD	304	119,831,525.19	38.22	5.066	354	71.99	746
Single Family	422	169,822,102.32	54.17	5.118	354	69.80	745
Two-Four Family	5	1,114,295.20	0.36	5.572	355	62.97	722
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Occupancy Status	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Investor	2	$354,522.21	0.11%	5.147%	356	70.95%	771
Primary	788	308,632,840.92	98.44	5.100	354	70.90	745
Second Home	17	4,521,754.73	1.44	5.130	354	75.18	771
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

State	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
Alabama	3	$1,120,800.00	0.36%	4.811%	355	76.35%	747
Arizona	50	17,113,884.87	5.46	5.158	354	68.83	747
California	289	135,508,496.73	43.22	5.128	354	70.03	749
Colorado	59	18,500,784.12	5.90	5.054	354	71.70	750
Connecticut	18	8,515,448.95	2.72	5.128	355	69.43	739
Florida	54	17,939,524.27	5.72	5.090	354	72.31	738
Georgia	36	11,735,485.93	3.74	4.965	355	74.83	755
Idaho	1	400,000.00	0.13	5.000	353	80.00	704
Illinois	41	15,070,759.42	4.81	5.099	354	70.99	737
Indiana	3	943,777.55	0.30	4.972	355	68.76	730
Kansas	1	650,000.00	0.21	4.750	356	59.09	738
Kentucky	1	111,056.72	0.04	5.250	355	80.00	788
Louisiana	1	180,000.00	0.06	5.125	354	80.00	748
Maryland	11	4,601,317.62	1.47	4.984	355	76.14	735
Massachusetts	22	8,703,372.74	2.78	5.120	355	66.97	739
Michigan	12	4,235,472.54	1.35	5.096	354	74.79	709
Minnesota	13	4,613,535.63	1.47	5.125	355	67.16	761
Missouri	2	777,621.02	0.25	5.376	355	75.23	725
Montana	1	619,861.98	0.20	5.250	355	80.00	681
Nevada	18	5,968,093.62	1.90	5.115	355	74.33	750
New Jersey	2	281,699.20	0.09	5.421	352	67.45	743
New Mexico	1	249,000.00	0.08	5.000	355	45.36	780
North Carolina	16	4,500,676.54	1.44	4.971	355	72.89	761
Ohio	10	2,323,286.07	0.74	5.207	355	76.30	737
Oregon	19	6,565,923.82	2.09	4.949	354	69.87	739
Pennsylvania	7	2,309,587.05	0.74	5.072	355	75.66	726
Rhode Island	3	723,500.00	0.23	5.299	354	77.49	741
South Carolina	2	450,384.67	0.14	4.738	354	83.23	695
Tennessee	4	950,248.11	0.30	5.131	355	67.99	753
Texas	10	3,912,181.89	1.25	4.931	354	70.87	738
Utah	35	10,282,221.04	3.28	5.176	355	70.11	743
Virginia	26	11,114,391.58	3.55	4.983	355	75.62	747
Washington	34	11,915,924.18	3.80	5.151	355	72.65	743
Wisconsin	2	620,800.00	0.20	5.461	356	46.62	734
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Gross Margin (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	772	$300,060,362.13	95.71%	5.100%	354	70.98%	745
2.500 - 2.999	35	13,448,755.73	4.29	5.120	356	70.55	750
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Minimum Interest Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000 - 2.499	772	$300,060,362.13	95.71%	5.100%	354	70.98%	745
2.500 - 2.999	35	13,448,755.73	4.29	5.120	356	70.55	750
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Maximum Interest Rate (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
9.000 - 9.499	7	$2,628,023.84	0.84%	4.171%	355	75.80%	757
9.500 - 9.999	230	93,627,829.20	29.86	4.821	354	71.15	744
10.000 -10.499	462	181,626,317.18	57.93	5.166	355	71.20	748
10.500 -10.999	102	33,954,488.37	10.83	5.565	355	69.21	737
11.000 -11.499	5	1,379,429.10	0.44	5.657	355	64.02	680
11.500 -11.999	1	293,030.17	0.09	5.500	356	53.65	721
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Initial Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000	28	$5,439,920.60	1.74%	5.164%	355	74.79%	741
5.000	779	308,069,197.26	98.26	5.099	354	70.89	746
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Subsequent Periodic Rate Cap (%)	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
2.000	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745

Next Rate Change Date	# of Loans	Current Principal Balance	Percent by Current Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Original LTV	Weighted Average FICO
08/01/09	2	$864,314.87	0.28%	5.432%	346	71.19%	690
10/01/09	1	199,999.58	0.06	4.750	348	62.11	728
11/01/09	1	138,969.90	0.04	5.000	349	62.68	760
12/01/09	1	255,948.13	0.08	4.750	350	80.00	571
01/01/10	2	581,053.61	0.19	4.854	351	79.34	679
02/01/10	7	2,858,808.11	0.91	4.838	352	67.02	730
03/01/10	98	37,519,279.03	11.97	4.985	353	69.41	747
04/01/10	321	118,826,227.60	37.90	5.039	354	70.64	744
05/01/10	269	106,384,415.32	33.93	5.221	355	71.15	746
06/01/10	95	41,484,991.92	13.23	5.100	356	72.62	752
07/01/10	6	2,460,579.20	0.78	4.934	357	72.19	734
08/01/10	2	925,070.51	0.30	5.260	358	78.56	763
09/01/10	2	1,009,460.08	0.32	4.948	359	75.01	769
Total	807	$313,509,117.86	100.00%	5.101%	354	70.96%	745